Investor Presentation August 2006 Exhibit 99.1

Use of Non-GAAP Financial Measures
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles.  These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles.  These financial performance measures are commonly used in the industry and are presented because NTELOS believes they provide relevant and useful information to investors.  NTELOS utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, and to fund continued growth.  NTELOS also uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs.

Special Note Regarding Forward Looking Statements
Any statements contained in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. The words "anticipates," "believes," "expects," "intends," "plans,"
"estimates," "targets," "projects," "should," "may," "will" and similar words and expressions are intended to identify forward-looking statements. Such forward-looking statements reflect, among other things, our current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. Many of these risks are beyond our ability to control or predict. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained throughout this presentation. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made.
We do not undertake any obligation to update or review any forward-
looking information, whether as a result of new information, future events or otherwise.

Special Note Regarding Forward Looking Statements (cont.)
Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, include, but are not limited to: leverage; operating and financial restrictions imposed by our senior credit facilities; our cash requirements; rapid development and intense competition in the telecommunications industry;
increased competition in our markets; declining prices for our services;
changes or advances in technology; the potential to experience a high rate of customer turnover; our dependence on our affiliation with Sprint
Nextel ("Sprint"); a potential increase in the roaming rates we pay;
wireless handset subsidy costs; the potential for our largest competitors and Sprint to build networks in our markets; the potential loss of our licenses; federal and state regulatory developments; loss of our cell sites;
the rates of penetration in the wireless telecommunications industry; our capital requirements; governmental fees and surcharges; our reliance on certain suppliers and vendors; the potential for system failures or unauthorized use of our network; the potential for security breaches of our physical facilities; the potential loss of our senior management and inability to hire additional personnel; the trading market for our common stock; the control over us by our two largest stockholders, CVC and
Quadrangle; provisions in our charter documents and Delaware law;
expenses of becoming a public company; the requirement to comply with
Section 404 of the Sarbanes-Oxley Act; and other unforeseen difficulties that may occur.

Company Overview ****************************** * * * * * * * *

Regionally-Focused Service Provider
Average of 23.0 MHz of spectrum
5.1 million covered POPs
350K
(1)
retail subscribers (YoY increase of
7%)
Wholesale revenues (primarily Sprint Nextel
agreement) increased 21% YoY to $70
18% YoY Revenue growth
26% YoY Adjusted EBITDA growth
35% YTD Adjusted EBITDA margin (versus
32% one year ago)
35% Adjusted EBITDA margin in 2Q06
(versus 34% in 2Q05)
46K RLEC lines, 90% DSL coverage
46K CLEC lines, 99% commercial or institutional
16K broadband ports
5% YoY Revenue growth
6% YoY Adjusted EBITDA growth
57% YTD Adjusted EBITDA margin
Substantial free cash flow
Wireless ($302 Revenue / $102 EBITDA)
(1)
Wireline ($112 Revenue / $63 EBITDA)
(1)
Other NTELOS Retail Territories
NTELOS Retail / Sprint Nextel Wholesale Territories
Norfolk
Outer Banks
Washington, DC
Martinsville
Roanoke
Richmond
Charleston
Hagerstown
Morgantown
Winchester
Clarksburg-
Elkins
Bluefield
Beckley
Staunton-
Waynesboro
Charlottesville
Fredericksburg
Lynchburg
Huntington
Ashland
Harrisonburg
Fairmont
Danville
CLEC and Internet
RLEC Internet
Greensboro, NC
Columbus, OH
Norfolk
To Carlisle, PA
Ashland
Bluefield Richmond
Logan
Beckley
Wash, D.C.
Cumberland
Morgantown
Clarksburg-
Elkins
Fairmont
Charlottesville
Danville
Lynchburg
Martinsville
Roanoke
Staunton-
Waynesboro
Harrisonburg
Winchester
Charleston
Huntington
Kingsport-
Johnson City-
Bristol
(1) As of or for the twelve months ended June 30, 2006.
CLEC and Internet
RLEC Internet
NTELOS Fiber Optic Network In Service
NTELOS Fiber Optic Network Owned
Interconnected Network
($ in millions)

$20
$66
$87
$121
$147
$85
$72
38%
28%
24%
9%
35%
40%
38%
0
50
$100
$150
$200
2001 2002 2003 2004 2005 6 Mo
2005
6 Mo
2006
Focused on Growth Opportunities
($ in millions)
Total Revenue
Total Adjusted EBITDA/Margin %
Strong financial performance
$214
$189
$390
$342
$308
$279
$225
0
100
200
300
400
$500
2001 2002 2003 2004 2005 6 Mo
2005
6 Mo
2006

nTelos
Sprint
Together with NEXTEL
Virgin mobile
ESPN MOBILE
EarthLink
movida

Two-Pronged Wireless Growth Strategy
Leverage multiple brands and distribution clout over one
network to drive economic returns.
NTELOS Retail Branded Strategy
CDMA
Network
Wholesale MVNO Strategy
Cable
Partnerships
NTELOS NATION
NTELOS Unlimited
NTELOS
In Advance

$56
$44
$15
$33
$66
$90
17%
28%
32%
9%
0
20
40
60
80
$100
2002 2003 2004 2005 6 mo
2005
6 mo
2006
32%
35%
$120
$105
$217
$183
$167
$138
$37
$30
$63
$52
$33
$34
$157
$135
$280
$235
$200
$172
0
50
100
150
200
250
300
$350
2002 2003 2004 2005 6 mo
2005
6 mo
2006
Retail   Wholesale
Revenue
High Growth/High Margin Wireless Operations
($ in millions)
Adjusted EBITDA/Margin %

Retail Wireless Positioned For Growth
NTELOS positioned as the “Best Value in Wireless”
“Complete Nationwide Coverage”
Large contiguous regional footprint
Leveraging extensive brand awareness and retail presence
68 branded retail locations
Reinforced by regional wireline presence
The most complete nationwide coverage with no roaming
Sprint Nextel alliance
Improves economics for NTELOS national plans
Focus on higher value rate plans
Emphasis on Post-Pay and nAdvance spending limit plans
Expansion of data products and services

$2.62
$51.09
$50.26
$1.59
$51.85
$53.71
40
50
$60
6 Mo 2005 6 Mo 2006
Voice   Data
350
326
250
300
350
400
6/30
2005
6/30
2006
Successful Growth in Subscribers and ARPU
Retail ARPU NTELOS Branded Subscribers (000s)

NTELOS’ Retail Products Target Local Customers
Contribution
Long Distance, Roaming, Features
1- or 2-Year Service Contract
Allows Shared Lines
Nationwide Roaming options
Traditional Prepay or Paid in Advance
Service
No Credit Check
Fixed Buckets of Minutes
Long Distance, Features Available
Description Products
PostPay
PrePay
74% of Total Subs
$54.69 YTD ARPU
Nationwide – 51% of
2Q 2006 gross adds
81% under contract
26% of Total Subs
$50.73 YTD ARPU

41%
40%
52%
49%
45%
42%
30
40
50
60%
2002 2003 2004 2005 6 mo
2005
6 mo
2006
$22.49
$23.04
$30.67
$29.36
$51.85
$53.71
0
10
20
30
40
50
$60
6 mo 2005 6 mo 2006
ARPU and Scale Drive Profit per Subscriber
Operating costs include wholesale costs; understates profit per retail customer.
(1) Network costs include cost of wholesale MOUs, wholesale revenue not included in ARPU.
(2) Operating costs exclude cost of customer acquisition (CPGA) and equipment revenue.
ARPU/Cash Profit per Subscriber
(1)
Operating Costs as % of Revenue
(2)
Cash Profit/Subscriber Cash Cost/Subscriber
(1)

Retail Locations
NTELOS
Cingular
Alltel
Verizon Wireless
US Cellular
Sprint
T-Mobile

Churn %

$352
$368
3.0%
3.2%
2.2%
2.4%
200
300
400
$500
6 Mo 2005 6 Mo 2006
0
2
4
6
8%
CPGA   Total Churn   PostPay Churn
Extensive Retail Presence
(1)
Direct Distribution Model Improves Customer
Satisfaction
CPGA ($)/Churn (%)
14
7
20
23
28
27
5
11
4
6
16
24
5
8
8
6
17
17
19
24
37
50
68
0
10
20
30
40
50
60
70
80
VAE   VAW   WVA
(1) As of December 31, 2005

T-Mobile
alltel
nTelos
true blue wireless
U.S. Cellular
cingular
WIRELESS
Sprint
Together with NEXTEL
verizon wireless

14 NTELOS has the best regional coverage and offers the best value. Uniquely Positioned Competitively Value National Full Range Comparative Regional Geographic Coverage Price Position

$37
$34
$33
$52
$63
$30
0
20
40
60
$80
2002 2003 2004 2005 6 mo
2005
6  mo
2006
Wireless Wholesale Revenue
Strategic Network Alliance Leverages
NTELOS’
Network
Began with Horizon PCS in 1999
Sprint Nextel acquired 97K
Horizon subscribers in July 2004
Sprint Nextel Strategic Network
Alliance through at least July
2011
Benefits from Sprint Nextel
migration to CDMA
Attractive contribution margin
($ in millions)
High Growth, Attractive Margin Revenue Stream.

Strategic Network Alliance with Sprint Nextel
MVNO arrangement covers 3 million POP footprint (WVA and VAW)
Agreement through July 2011; no overbuild before January 2011
Separate rate structure for services:
“Home” volume staggered rate with 3-year price protection
“Travel” rate (outcollect roaming) is flat rate per MOU
Data rate is flat rate per MB with 2-year price protection
Rates following price protection tied to Sprint Nextel revenue yield
Incentivizes continued Sprint Nextel growth in Home markets
Reciprocal voice and data roaming rates
No capital/technology upgrade requirements
“Most Favored Nation” pricing on long distance rates

Established, Stable Wireline Business
46,013 RLEC access lines (YoY 3%
decline)
Access revenues increased 4% YoY
EBITDA increased 5% YoY
Margin expansion driven by lower
operating costs
RLEC  ($59 Revenue / $44 EBITDA)
45,885 CLEC access lines (YoY 5%
increase)
Revenue and EBITDA growth YoY was
8% and 8%, respectively
Wholesale revenue increased 12% YoY
1,900 mile fiber-optic network
Broadband connections up 24% from
second quarter 2005.
Competitive
($53 Revenues / $19 EBITDA)
Greensboro, NC
Columbus, OH
CLEC and Internet RLEC Internet
NTELOS Fiber Optic Network In Service
NTELOS Fiber Optic Network Owned
Interconnected Network
To Carlisle, PA
Beckley
Wash, D.C.
Lynchburg
Charleston
Note: As of and for the twelve months ended June 30, 2006
Greensboro, NC
Columbus, OH
CLEC and Internet RLEC Internet
NTELOS Fiber Optic Network In Service
NTELOS Fiber Optic Network Owned
Interconnected Network
Norfolk
To Carlisle, PA
Ashland
Richmond
Cumberland
Morgantown
Clarksburg-
Elkins
Fairmont
Charlottesville
Martinsville
Huntington
($ in millions)
Winchester
Harrisonburg
Staunton-
Waynesboro
Logan
Roanoke
Bluefield
Kingsport-
Johnson City-
Bristol
Danville
Wash, D.C.

Adjusted EBITDA/Margin% Revenue
Wireline Provides Strong, Stable Cash Flow
($ in millions)
$30
$28
$48
$53
$56
$57
$25
$27
$52
$49
$50
$50
0
25
50
75
100
$125
2002 2003 2004 2005 6 Mo
2005
6 Mo
2006
RLEC   Competitive
$98
$103 $105
$109
$53
$56
$32
$30
$62
$59
$58
$50
57%
56% 56%
51%
57%
57%
0
10
20
30
40
50
60
$70
2002 2003 2004 2005 6 Mo
2005
6 Mo
2006

Attractive Wireline Competitive Position
Most
Established
Wholesale
Fiber
Provider
Extensive fiber footprint in our markets
Cost advantage for wireline and wireless operations
Contracts with Alltel, AT&T, Cingular, MCI, Qwest, US Cellular,
Verizon Wireless
No Voice
Competition
in RLEC
Region
DSL in 90% of footprint
Rapid Cable offers only broadband service in Alleghany County
Adelphia
(1)
offers only broadband service in Augusta and
Botetourt Counties
Limited
CLEC
Competition
One primary CLEC competitor per CLEC market
ILEC competition from Verizon and Sprint Nextel
CLEC competition mainly from TelCove and Fibernet
Majority of CLEC customers are subject to multi-year agreements
(1) Acquired by Comcast

Financial Overview * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

Total Revenue
Wireless Drives Revenue Growth
($ in millions)
Wireless   Wireline   Other
$157
$88
$98
$104
$105
$109
$53
$56
$135
$280
$235
$200
$172
$127
$225
$279
$308
$342
$390
$189
$214
0
100
200
300
400
$500
2001 2002 2003 2004 2005 6 Mo 2005 6 Mo 2006
Wireless CAGR = 22%
Wireline CAGR  =   6%
Wireless CAGR = 16%
Wireline CAGR  =   6%

Wireless Growth Enhances EBITDA/Margin Growth
Total Adjusted EBITDA
($ in millions)
Consol. Adjusted EBITDA Margin %
Wireless   Wireline   Other
40%
38%
38%
35%
28%
23%
0
10
20
30
40
50%
2002 2003 2004 2005 6 mo
2005
6 mo
2006
$66
$90
$30
$15
$33
$32
$58
$50
$59
$62
$44
$56
$72
$147
$121
$87
$66
$85
(30)
0
30
60
90
120
150
180
$210
2002 2003 2004 2005 6 mo
2005
6 mo
2006
Wireless CAGR =  82%
Wireline CAGR  =    7%
Wireless CAGR = 27%
Wireline CAGR  = 7%

$20
$30
($8)
$29
$61
$58
$79
(20)
0
20
40
60
80
$100
$120
2002 2003 2004 2005 2006P
Discretionary CapEx
$78
$109
$20
$30
$33
$41
$36
$37
$49
$21
$17
$19
$20
$19
$3
$4
$6
$8
$7
0
20
40
60
80
100
$120
2002 2003 2004 2005 2006P
$89
$60
$59
$73
$89
Accelerating Consolidated Free Cash Flow
Consol. Adjusted EBITDA - CapEx Consolidated CapEx
($ in millions)
(2)
(1) Based on the midpoint of the CapEx guidance range for 2006
(2) Based on the midpoint of the Adjusted EBITDA guidance range for 2006 less the midpoint of the 2006
CapEx
guidance range.
Wireless   Wireline
Other Discretionary
(1)

Adjusted EBITDA Reconciliation
($ in millions)
2001 2002 2003 2004 2005 2005 2006
Consolidated
Operating Income (loss) ($30) ($416) $14 $55 $53 $26 $18
Depreciation and Amortization 82 83 70 65 83 38 42
Capital and Operational Restructing
Charges - 4 2 1 15 16 -
Accretion of Asset Retirement Obligation - - 1 1 1 1 1
Advisory Termination Fees - - - - - - 13
Asset Impairment Charges - 403 1 - - - -
Gain on Sale of Assets (32) (8) - - (9) (9) -
Non-cash Compensation Charge - - - - 4 - 11
Adjusted EBITDA $20 $66 $87 $121 $147 $72 $85
6 months ended

Adjusted EBITDA Reconciliation
($ in millions)
2002 2003 2004 2005 2005 2006
Wireless
Operating Income (loss) ($410) ($15) $21 $32 $16 $26
Depreciation and Amortization 61 48 45 57 27 29
Accretion of Asset Retirement Obligation - 1 1 1 1 1
Asset Impairment Charges 367 - - - - -
Gain on Sale of Assets (3) - - - - -
Adjusted EBITDA $15 $33 $66 $90 $44 $56
Wireline
Operating Income (loss) $11 $37 $39 $36 $19 $19
Depreciation and Amortization 18 21 20 25 11 13
Asset Impairment Charges 21 - - - - -
Adjusted EBITDA $50 $58 $59 $61 $30 $32
6 months ended

ARPU Reconciliation
($ in thousands, except for subscribers and ARPU data)
2004 2005 2005 2006
Wireless communications revenues 234,682 $       280,303 $       135,068 $       157,163 $
Less: Equipment revenues from sales to new customers (10,195) (11,997) (6,222) (7,540)
Less: Equipment revenues from sales to existing customers (2,146) (4,135) (1,737) (2,291)
Less: Wholesale revenues (51,580) (62,651) (29,918) (37,462)
Plus (Less): Other revenuess and adjustments (821) 1,192 694 643
Wireless gross subscriber revenues 169,940 $       202,712 $       97,885 $         110,513 $
Less:  Paid in advance and prepay subscriber revenues (37,358) (42,104) (20,601) (25,168)
Plus (Less): adjustments 80 (1,422) (809) (726)
Wireless gross PostPay subscriber revenues
132,662 $       159,186 $       76,475 $         84,619 $
Average subscribers 293,219 321,719 314,645 342,926
ARPU $48.30 $52.51 $51.85 $53.71
Average postpay subscribers 219,382 243,772 238,357 257,861
PostPay ARPU $50.39 $54.42 $53.47 $54.69
Wireless gross subscriber revenues 169,940 $       202,712 $       97,885 $         110,513 $
Less: Wireless voice and other feature revenues (168,697) (195,591) (94,878) (105,130)
Wireless data revenues
1,243 $           7,121 $           3,007 $           5,383 $
Average subscribers
293,219 321,719 314,645 342,926
Total Data ARPU
0.35 $             1.84 $             1.59 $             2.62 $
Year Ended December 31, Six Months Ended June 30,

CPGA Reconciliation
($ in thousands, except for subscribers and  CPGA data)
2004 2005 2005 2006
Cost of wireless sales
47,802 $         57,284 $         28,369 $         32,763 $
Less: access, roaming, and other cost of sales (26,362) (31,686) (15,454) (18,777)
Merchandise cost of sales
21,440 $         25,598 $         12,915 $         13,986 $
Customer operations
82,812 $         92,600 $         43,600 $         48,904 $
Less Wireline and other segment expenses (13,701) (14,581) (6,953) (8,710)
Less: Wireless customer care, billing, bad debt
and other expenses (29,344) (33,229) (15,482) (18,069)
Sales and marketing 39,767 $         44,791 $         21,165 $         22,125 $
Merchandise cost of sales 21,440 $         25,598 $         12,915 $         13,986 $
Sales and marketing 39,767 44,791 21,165 22,125
Less: Equipment revenue from sales to new customers (10,195) (11,997) (6,222) (7,574)
Total CPGA costs 51,012 $         58,392 $         27,858 $         28,537 $
Gross subscriber additions 133,417 158,728 79,197 77,628
CPGA
382 $               368 $               352 $               368 $
Year Ended December 31, Six Months Ended June 30,

CCPU Reconciliation
($ in thousands, except for subscribers and CCPU data)
2004 2005 2005 2006
Maintenance and support
62,929 $         66,376 $         31,738 $         36,952 $
Less Wireline and other segment expenses (30,465) (30,214) (14,691) (17,018)
Wireless maintenance and support
32,464 $         36,162 $         17,047 $         19,934 $
Corporate operations
26,942 $         30,619 $         12,902 $         21,464 $
Less Wireline, other segment, and corporate expenses (7,522) (11,491) (3,722) (12,856)
Wireless corporate operations 19,420 $         19,128 $         9,180 $           8,608 $
Wireless maintenance and support 32,464 $         36,162 $         17,047 $         19,934 $
Wireless corporate operations 19,420 19,128 9,180 8,608
Wireless customer care, billing, bad debt and other expenses 29,344 33,229 15,482 18,069
Wireless access, roaming, and other cost of sales 26,362 31,686 15,454 18,777
Equipment revenues from sales to existing customers
(2,146) (4,135) (1,737) (2,291)
Total CCPU costs
105,444 $       116,070 $       55,427 $         63,097 $
Average subscribers 293,219 321,719 314,645 342,926
Cash Cost Per User (CCPU)
29.97 $           30.07 $           29.36 $           30.67 $
Year Ended December 31, Six Months Ended June 30,

Summary of Operating Results
($ in thousands)
Summary of Operating Results
Mar 31, 2005
1
June 30, 2005
1
Sep 30, 2005 Dec 31, 2005 Mar 31, 2006 June 30, 2006
June 30, 2005
1
June 30, 2006
Operating Revenues
Wireless PCS Operations 65,643 $            69,425 $            72,086 $            73,149 $            77,575 $            79,588 $            135,068 $          157,163 $
Subscriber Revenues 46,601 50,199 52,194 51,785 54,252 55,199 96,800 109,451
Wholesale/Roaming Revenues, net 14,610 15,308 15,850 16,883 18,287 19,175 29,918 37,462
Equipment Revenues 4,244 3,716 3,886 4,287 4,829 5,002 7,960 9,831
Other Revenues 188 202 156 194 207 212 390 419
Wireline Operations
RLEC 14,361 13,668 13,996 14,962 14,720 14,843 28,029 29,563
Competitive Wireline 12,289 13,024 13,450 13,202 13,206 13,501 25,313 26,707
WirelineTotal 26,650 26,692 27,446 28,164 27,926 28,344 53,342 56,270
Other Operations 277 190 222 223 188 227 467 415
92,570 $            96,307 $            99,754 $            101,536 $          105,689 $          108,159 $          188,877 $          213,848 $
Operating Expenses
Wireless PCS Operations 45,251 $            45,993 $            48,379 $            50,972 $            49,622 $            51,876 $            91,244 $            101,498 $
Cost of Sales -Equipment 6,558 6,357 6,316 6,367 7,002 6,984 12,915 13,986
Cost of Sales -Access & Other 7,124 8,330 8,242 7,990 8,797 9,980 15,454 18,777
Maintenance and Support 8,623 8,424 9,452 9,663 9,842 10,092 17,047 19,934
Customer Operations 18,544 18,103 19,317 22,056 19,566 20,627 36,647 40,193
Corporate Operations 4,402 4,779 5,052 4,896 4,415 4,193 9,181 8,608
Wireline Operations
RLEC 3,426 3,426 3,623 3,673 3,377 3,581 6,852 6,958
Competitive Wireline 8,073 8,177 8,250 8,501 8,820 8,606 16,250 17,426
WirelineTotal 11,499 11,603 11,873 12,174 12,197 12,187 23,102 24,384
Other Operations 2
1,019 1,244 1,532 1,843 1,474 1,347 2,263 2,821
57,769 $            58,840 $            61,784 $            64,989 $            63,293 $            65,410 $            116,609 $          128,703 $
Adjusted EBITDA
(a non-GAAP Measure)
Wireless PCS Operations 20,392 $            23,432 $            33.8% 23,707 $            32.9% 22,177 $            30.3% 27,953 $            36.0% 27,712 $            34.8% 43,824 $            32.4% 55,665 $            35.4%
Wireline Operations
RLEC 10,935 10,242
74.9%
10,373
74.1%
11,289
75.5%
11,343
77.1%
11,262
75.9%
21,177
75.6%
22,605
76.5%
Competitive Wireline 4,216 4,847
37.2%
5,200
38.7%
4,701
35.6%
4,386
33.2%
4,895
36.3%
9,063
35.8%
9,281
34.8%
WirelineTotal 15,151 15,089 56.5% 15,573 56.7% 15,990 56.8% 15,729 56.3% 16,157 57.0% 30,240 56.7% 31,886 56.7%
Other Operations 2
(742) (1,054) (1,310) (1,620) (1,286) (1,120) (1,796) (2,406)
34,801 $            37,467 $
38.9%
37,970 $
38.1%
36,547 $
36.0%
42,396 $
40.1%
42,749 $
39.5%
72,268 $
38.3%
85,145 $
39.8%
Capital Expenditures
Wireless PCS Operations 8,740 $              9,907 $              20,902 $            16,542 $            14,235 $            14,583 $            18,647 $            28,818 $
Wireline Operations
RLEC 749 2,347 1,288 3,780 2,901 2,547 3,096 5,448
Competitive Wireline 2,841 4,001 3,874 5,972 2,043 3,474 6,842 5,517
WirelineTotal 3,590 6,348 5,162 9,752 4,944 6,021 9,938 10,965
Other Operations 1,725 2,021 2,113 2,370 1,247 2,084 3,746 3,331
14,055 $            18,276 $            28,177 $            28,664 $            20,426 $            22,688 $            32,331 $            43,114 $
1
2 Other Operations expense includes fees paid under advisory agreements with CVC Management LLC and Quadrangle Advisors LLC whereby they provide advisory and other services to the Company for anannual advisory fee of $2.0 million. The Company recognized $0.3 million, $0.5 million and $0.5 million of advisory fees in the second, third and fourth quarters of 2005, respectively and $0.5 million for first quarter 2006.  These advisory agreements were terminated in February 2006 for a termination fee of
$12.9 million.  See NTELOS Holdings Corp. Form 10-K for the year ended December 31, 2005 for further details.
Three Months Ended:
Six Months Ended:
For purposes of this discussion and to provide comparable period financial results, results of NTELOS Inc. For April 1 to May 1, 2005 and from January 1 to May 1, 2005 have been combined with NTELOS Holdings Corp. Results from May 2, 2005 to June 30,
2005.  NTELOS Holdings Corp. had no operating activities prior to its acquisition of NTELOS Inc. on May 2, 2005.
(before depreciation & amortization, accretion of asset retirement obligations, asset write-down and impairment charges, gain on sale of assets, terminationof advisory agreements, operational and capital restructuring charges and non-cash compensation, a non-GAAP Measure)